                                   Exhibit 11

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                               -----------------

As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account C of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



     Signature


/s/ Carl H. Anderson          Member, Board of Directors
-------------------------
                              Paragon Life Insurance Company

Carl H. Anderson
-------------------------
Name (typed or printed)


Date   August 23, 1993
      -------------------

                               POWER OF ATTORNEY
                               -----------------

As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account C of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



     Signature


/s/ Craig K. Nordyke          Member, Board of Directors
--------------------------
                              Paragon Life Insurance Company

Craig K. Nordyke
--------------------------
Name (typed or printed)


Date   August 23, 1993
      --------------------

                               POWER OF ATTORNEY
                               -----------------

As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account C of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



     Signature


/s/ Matthew P. McCauley       Member, Board of Directors
-------------------------
                              Paragon Life Insurance Company

Matthew P. McCauley
-------------------------
Name (typed or printed)


Date   August 18, 1993
      -------------------

                               POWER OF ATTORNEY
                               -----------------

As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account C of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



     Signature


/s/ E. Thomas Hughes, Jr.    Member, Board of Directors
-------------------------
                             Paragon Life Insurance Company

Thomas Hughes, Jr.
-------------------------
Name (typed or printed)


Date   August 18, 1993
      -------------------

                               POWER OF ATTORNEY
                               -----------------

As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account C of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



     Signature


/s/ Bernard H. Wolzenski    Member, Board of Directors
------------------------
                            Paragon Life Insurance Company

Bernard H. Wolzenski
------------------------
Name (typed or printed)


Date   August 19, 1993
      ------------------

                               POWER OF ATTORNEY
                               -----------------

As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account C of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



     Signature


/s/ A. Greig Woodring      Member, Board of Directors
-----------------------
                           Paragon Life Insurance Company

A. Greig Woodring
-----------------------
Name (typed or printed)


Date   August 20, 1993
      -----------------

                               POWER OF ATTORNEY
                               -----------------

As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Matthew P. McCauley, Carl H. Anderson and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account C of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



     Signature


/s/ Richard A. Liddy      Member, Board of Directors
-----------------------
                          Paragon Life Insurance Company

Richard A Liddy
-----------------------
Name (typed or printed)


Date   August 20, 1993
      -----------------